SUBJECT TO REVISION
-------------------
SERIES TERM SHEET DATED AUGUST 19, 2002                            Exhibit 99.1
----------------------------------------



                                   Term Sheet

                                 $[194,647,000]

                         [LOGO OF OAKWOOD APPEARS HERE]

                        OAKWOOD MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         MANUFACTURED HOUSING CONTRACTS
                 SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,
                                  SERIES 2002-C

                                 AUGUST 19, 2002


CREDIT      FIRST
SUISSE      BOSTON

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 2002-C. The Series Term Sheet has been prepared by Oakwood Mortgage for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. Neither this sheet nor the cover sheet is part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


PRELIMINARY INFORMATION ONLY

OFFERED CERTIFICATES

                         Class A-1           Class A-IO        Class M-1         Class M-2         Class B-1
-----------------------------------------------------------------------------------------------------------------
Amount:               $149,044,000         $55,600,000(1)      $22,245,000       $16,128,000       $7,230,000

Type:               Fixed / Floating(5)        Fixed       Fixed/Floating(5) Fixed/Floating(5)  Fixed/Floating(5)
Coupon(2):                [TBD]%               [TBD]%            [TBD]%            [TBD]%            [TBD]%
Approx. Price             [TBD]%               [TBD]%            [TBD]%            [TBD]%            [TBD]%
Yield (%):                [TBD]%               [TBD]%            [TBD]%            [TBD]%            [TBD]%
Spread (bps):             [TBD]                [TBD]             [TBD]             [TBD]             [TBD]
Avg Life
(To Optional               4.46                 5.09              9.81              9.81              5.88
Termination):
Avg Life                   4.69                 5.09              10.52             10.41             5.88
(To Mat):
1st Prin Pymt
(To Optional               09/02              09/02(3)            03/07             03/07             03/07
Termination):
Last Prin Pymt
(To Optional               07/17              08/10(3)            07/17             07/17             02/10
Termination):
Last Prin Pymt             09/25                08/10             06/24             12/22             02/10
(To Mat):
Stated Mat:              11/32(4)               08/10           11/32(4)          11/32(4)            06/25
Expected                  8/30/02              8/30/02           8/30/02           8/30/02           8/30/02
Settlement:
Payment Delay:            14 days              14 days           14 days           14 days           14 days
Interest Payment          30/360               30/360            30/360            30/360            30/360
Basis:
Dated Date:               8/1/02               8/1/02            8/1/02            8/1/02            8/1/02
Ratings                   Aaa/AAA              Aaa/AAA           Aa3/AA             A3/A            Baa2/BBB
(Moody's/S&P):
Pricing Date:               TBD                  TBD               TBD               TBD               TBD
Prepayment Speed:        200% MHP             200% MHP          200% MHP          200% MHP          200% MHP
-------------------------------------------------------------------------------------------------------------

(1)  Initial notional balance.
(2) Certain classes of the Offered Certificate have coupons that may be subject to a cap equal to the net weighted average coupon of the underlying assets, reduced for distributions of interest made to the Class A-IO Certificates.
(3) The Class A-IO Certificates receive interest only for the identified window
(4) For the classes of Offered Certificates identified, the final scheduled distribution dates are the maturity date of the asset with the latest stated maturity, plus two months.
(5) The Certificates may be offered on a fixed or floating basis, however for purposes of this table all tranches are assumed to be fixed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

TRANSACTION SUMMARY

 -------------------------------------------------------------------------------

 Title of Securities             Oakwood Mortgage Investors, Inc.
                                 Senior/Subordinated Pass-Through Certificates,
                                 Series 2002-C

                                 Class A-1, Class A-IO, Class M-1, Class M-2, and Class B-1 Certificates (together "Offered Certificates").

 Depositor                       Oakwood Mortgage Investors, Inc.

 Servicer                        Oakwood Acceptance Corporation, LLC

 Underwriter                     Credit Suisse First Boston Corporation - (Lead)

 Trustee                         J.P. Morgan Chase Bank

 Credit Enhancement               1.  Excess interest
                                  2.  Subordination, including the Class B-2
                                      Certificates
                                  3.  Overcollateralization

 Collateral                      Fixed rate manufactured housing installment
                                 sales contracts and mortgage loans secured by first liens on the real estate to which the related manufactured homes are permanently affixed.

                                 $170,316,086.20 aggregate principal balance of sales contracts and mortgage loans ("Initial Assets") are described in this term sheet and will be delivered at the closing date. In addition, approximately $52,137,500.00 will be on deposit in a pre-funding account with the Trustee on the closing date for the purchase of additional collateral during the pre-funding period.

                                 Detailed characteristics of the Initial Assets are summarized on pages 8 through 36.

 Rating Agencies                 Moody's Investors Service and Standard & Poor's
                                 -----------------------------------------------
 Subordination                                           Rating
 and Class Sizes                 Class               (Moody's/S&P)   Subordination*  Class Size
 -----------------------------------------------------------------------------------------------
                                 Class A-1, A-IO**       Aaa/AAA         33.00%        67.00%
                                 Class M-1               Aa3/AA          23.00%        10.00%
                                 Class M-2                A3/A           15.75%         7.25%
                                 Class B-1              Baa2/BBB         12.50%         3.25%
                                 Class B-2            Not offered         6.25%         6.25%
 -----------------------------------------------------------------------------------------------

   *Subordination levels reported here incorporate only the initial overcollateralization level of 6.25%, building to a target overcollateralization of 9.25%
  **See page 4 for a detailed description of the Class A-IO certificates.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------



 Overcollateralization           The initial overcollateralization will be 6.25%
                                 of the initial collateral balance building to a target overcollateralization of 9.25% of the initial collateral balance. For any distribution date on or after the cross over date of March 2007, the target overcollateralization will be the lesser of 9.25% of the initial collateral balance and 16.1875% of the then-outstanding collateral balance, but not less than 1.0% of the initial collateral balance.

 Distribution Dates              The 15th day of each month or, if such day is
                                 not a business day, the next succeeding
                                 business day, beginning in September 2002.

 Interest Accrual                For all fixed rate classes interest will
                                 accrue during the calendar month preceding the month in which the distribution date occurs. Interest is calculated using a 30/360 day count.

                                 For all floating rate classes, interest will accrue from the 15th day of the preceding month to the 14th day of the current month on an actual/360 day count. For the first distribution date, interest will accrue from the Closing Date until September 14, 2002.

 Servicing Fee                   For as long as Oakwood Acceptance is the
                                 servicer, a servicing fee of 1.00% per annum on a monthly basis. See "Cashflow Priority". In the event a successor servicer replaces Oakwood
                                 Acceptance, the monthly servicing fee may be increased to an amount not to exceed 1.50% per annum.

 Class A-IO Certificates         The Class A-IO Certificates will be
                                 interest-only certificates, and will be
                                 entitled to interest distributions at a coupon of 6.00% per annum on a notional principal balance defined for any distribution date as the lesser of (i) the scheduled notional principal balance for that distribution date as set forth in the Class A-IO notional principal balance schedule listed below and (ii) the sum of the aggregate principal balance of the trust assets and the amount on deposit in the pre-funding account as of such distribution date.


                                 The Class A-IO Certificates are not entitled to any distributions of principal. They will be rated AAA/Aaa and will receive interest payments only through (and including) the distribution date in August 2010.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------




 Class A-IO Notional       Period          Amount        Period         Amount          Period         Amount
 Principal Balance         ------          ------        ------         ------          ------         ------
 Schedule

                             1        $55,600,000.00       33       $41,500,000.00        65       $28,200,000.00
                             2         55,600,000.00       34        40,100,000.00        66        28,200,000.00
                             3         55,600,000.00       35        40,100,000.00        67        27,200,000.00
                             4         54,500,000.00       36        40,100,000.00        68        27,200,000.00
                             5         54,500,000.00       37        38,700,000.00        69        27,200,000.00
                             6         54,500,000.00       38        38,700,000.00        70        26,200,000.00
                             7         53,200,000.00       39        38,700,000.00        71        26,200,000.00
                             8         53,200,000.00       40        37,400,000.00        72        26,200,000.00
                             9         53,200,000.00       41        37,400,000.00        73        25,300,000.00
                             10        51,900,000.00       42        37,400,000.00        74        25,300,000.00
                             11        51,900,000.00       43        36,100,000.00        75        25,300,000.00
                             12        51,900,000.00       44        36,100,000.00        76        24,400,000.00
                             13        50,500,000.00       45        36,100,000.00        77        24,400,000.00
                             14        50,500,000.00       46        34,900,000.00        78        24,400,000.00
                             15        50,500,000.00       47        34,900,000.00        79        23,500,000.00
                             16        49,000,000.00       48        34,900,000.00        80        23,500,000.00
                             17        49,000,000.00       49        33,700,000.00        81        23,500,000.00
                             18        49,000,000.00       50        33,700,000.00        82        22,700,000.00
                             19        47,500,000.00       51        33,700,000.00        83        22,700,000.00
                             20        47,500,000.00       52        32,500,000.00        84        22,700,000.00
                             21        47,500,000.00       53        32,500,000.00        85        21,900,000.00
                             22        46,000,000.00       54        32,500,000.00        86        21,900,000.00
                             23        46,000,000.00       55        31,400,000.00        87        21,900,000.00
                             24        46,000,000.00       56        31,400,000.00        88        21,100,000.00
                             25        44,500,000.00       57        31,400,000.00        89        21,100,000.00
                             26        44,500,000.00       58        30,300,000.00        90        21,100,000.00
                             27        44,500,000.00       59        30,300,000.00        91        20,300,000.00
                             28        43,000,000.00       60        30,300,000.00        92        20,300,000.00
                             29        43,000,000.00       61        29,200,000.00        93        20,300,000.00
                             30        43,000,000.00       62        29,200,000.00        94        19,600,000.00
                             31        41,500,000.00       63        29,200,000.00        95        19,600,000.00
                             32        41,500,000.00       64        28,200,000.00        96        19,600,000.00



 Cashflow Priority             PRIORITY OF DISTRIBUTIONS IF PRINCIPAL
                               DISTRIBUTION TESTS ARE MET:

                               1.     To Oakwood Acceptance, or the back-up
                                      servicer, if applicable, any current and previously unpaid servicing fees;
                               2. Pro rata to the Class A-1 and Class A-IO Certificates, current interest and any previously unpaid interest;
                               3. To the Class M-1 Certificates, current interest and any previously unpaid interest;
                               4. To the Class M-2 Certificates, current interest and any previously unpaid interest;




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                           5. To the Class B-1 Certificates, current interest and any previously unpaid interest;
                           6. To the Class B-2 Certificates, current interest and any previously unpaid interest;
                           7. To the Class A-1 Certificates, any unpaid principal amounts from previous distributions;
                           8.       To the Class A-1 Certificates, the
                                    Class A-1 principal distribution amount
                                    until the certificate balance is reduced to zero;
                           9. To the Class M-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-1 percentage of the principal distribution amount;
                          10. To the Class M-2 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class M-2 percentage of the principal distribution amount;
                           11. To the Class B-1 Certificates, any writedown interest, carryover writedown interest, previously unpaid principal distribution amounts and the Class B-1 percentage and the Class B-2 percentage of the principal distribution amount;
                           12.      To the Class B-2 Certificates, any
                                    writedown interest, carryover writedown
                                    interest, previously unpaid principal
                                    distribution amounts and, if the principal balance of the Class B-1 Certificates is zero, the Class B-2 percentage of the principal distribution amount;
                           13. To the Class M-2 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class M-2 Certificate coupon, the interest carryover amount in respect of the Class M-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           14. To the Class B-1 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class B-1 Certificate coupon, the interest carryover amount in respect of the Class B-1 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           15. To the Class B-2 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           16. To the Class A-1, Class M-1, Class M-2, Class B-1, and Class B-2 Certificates, in that order, accelerated principal payments in reduction of the certificate balance of each class until such principal balance has been reduced to zero;
                           17. To the Class X Certificates, current and any previously unpaid Class X strip amounts;
                           18.      Any remainder to the Class R Certificates.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


 Cashflow Priority         PRIORITY OF DISTRIBUTIONS IF PRINCIPAL
                           DISTRIBUTION TESTS ARE NOT MET
                           AND/OR PRIOR TO THE CROSSOVER DATE:

                           1.     To Oakwood Acceptance, or the back-up
                                  servicer, if applicable, any current and previously unpaid servicing fees;
                           2. Pro rata to the Class A-1 and Class A-IO Certificates, current interest and any previously unpaid interest;
                           3. To the Class M-1 Certificates, current interest and any previously unpaid interest;
                           4. To the Class M-2 Certificates, current interest and any previously unpaid interest;
                           5. To the Class B-1 Certificates, current interest and any previously unpaid interest;
                           6. To the Class B-2 Certificates, current interest and any previously unpaid interest;
                           7. To the Class A-1 Certificates, any unpaid principal amounts from previous distributions;
                           8. To the Class A-1 Certificates, the principal distribution amount until the certificate balance is reduced to zero;
                           9.     To the Class M-1 Certificates, any
                                  writedown interest, carryover writedown
                                  interest, previously unpaid principal
                                  distribution amounts and the principal
                                  distribution amount until the Class M-1
                                  Certificate balance is reduced to zero;
                           10.    To the Class M-2 Certificates, any
                                  writedown interest, carryover writedown
                                  interest, previously unpaid principal
                                  distribution amounts and the principal
                                  distribution amount until the Class M-2
                                  Certificate balance is reduced to zero;
                           11.    To the Class B-1 Certificates, any
                                  writedown interest, carryover writedown
                                  interest, previously unpaid principal
                                  distribution amounts and the principal
                                  distribution amount until the Class B-1
                                  Certificate balance is reduced to zero;
                           12.    To the Class B-2 Certificates, any
                                  writedown interest, carryover writedown
                                  interest, previously unpaid principal
                                  distribution amounts and the principal
                                  distribution amount until the Class B-2
                                  Certificate balance is reduced to zero;
                           13. To the Class M-2 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class M-2 Certificate coupon, the interest carryover amount in respect of the Class M-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           14. To the Class B-1 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class B-1 Certificate coupon, the interest carryover amount in respect of the Class B-1 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           15. To the Class B-2 Certificates, if on any distribution date and to the extent the weighted average net asset rate is less than the Class B-2 Certificate coupon, the interest carryover amount in respect of the Class B-2 Certificates for such distribution date, and any unpaid interest carryover amounts from previous distribution dates;
                           16. To the Class X Certificates, current and any previously unpaid Class X strip amounts;
                           17.    Any remainder to the Class R Certificates.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


 Principal Distribution          1. The average sixty day delinquency ratio is
  Tests                             less than or equal to [7.0]%;
                                 2. The current realized loss ratio is less than
                                    or equal to [4.0]%;
                                 3. The cumulative realized losses are less than
                                    or equal to the following percentages of the original Pool Scheduled Principal Balance:
                                        [8.50]% March 2007 through August 2008,
                                        [9.75]% September 2008 through August
                                         2009,
                                        [12.75]% September 2009 through
                                         February 2012, and
                                        [14.50]% March 2012 and thereafter.

 Optional Termination            The servicer may terminate the trust by
                                 purchasing all assets remaining in the trust at the later of (i) any date on which the aggregate principal balance of outstanding certificates is less than 10% of their initial aggregate principal balance or (ii) August
                                 2010.

 ERISA Considerations            All classes of Offered Certificates are
                                 expected to be ERISA eligible. However,
                                 investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of a Plan's acquisition and ownership of such Offered
                                 Certificates.

 SMMEA Eligibility               When the amount on deposit in the Pre-Funding
                                 Account has been reduced to zero, the
                                 Class A Certificates and Class M-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of SMMEA.

 Certain Federal Income Tax      For federal income tax purposes, the trust
 Consequences                    estate will be treated as one or more real
                                 estate mortgage investment conduits ("REMICs").

 Prospectus                      The Offered Certificates are being offered
                                 pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Collateral is contained in the Prospectus.
                                 The foregoing is qualified in its entirety by, and will be superseded by, the information appearing in the Prospectus, and the Prospectus shall govern in all respects.
                                 Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

 Further Information Call the ABS trading desk at (212) 325-2747, John Herbert at (212) 325-2412,
                                 Matthew Monaco (212) 325-9081, Susan Menkhaus at (212) 325-3475, or Jesse Sable at (212)
                                 325-1504 with questions.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                SUMMARY COLLATERAL INFORMATION FOR INITIAL ASSETS

     ---------------------------------------------------------------------

       Initial Asset Balance:                               $170,316,086

       Cut-off Date for Initial Assets:                   August 1, 2002

       Aggregate Unpaid Principal Balance:               $170,316,086.20

       Number of Loans:                                            3,092

       Weighted Average Interest Rate:                           10.686%

       Interest Rate Range:                               2.83% - 17.75%

       Average Unpaid Principal Balance:                      $55,082.82

       Average Original Principal Balance:                    $55,230.75

       Weighted Average Stated Remaining Term (months):              322

       Stated Remaining Term Range (months):                    12 - 360

       Weighted Average Stated Original Term (months):               323

       Stated Original Term Range (months):                     24 - 360

       Weighted Average Age (months):                                  1

       Age Range (months):                                       0 - 171

       Weighted Average Original LTV:                              89.77

       New Home Loans:                                            80.79%

       Used Home Loans:                                            1.83%

       Repossessed Home Loans:                                    16.99%

       Transferred Home Loans:                                     0.39%

       Step-up Rate Loans:                                         0.33%

       Mortgage Loans:                                            41.99%
     ---------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                                   SECTION A:

              COLLATERAL STRATIFICATIONS FOR THE INITIAL ASSET POOL























The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                               Initial Asset Pool

                   A: Initial Assets--Credit Bureau Score (1)

                                                                                           Percentage of
                                                                                         Initial Assets by
                                               Number of      Aggregate Scheduled        Aggregate Scheduled
Credit Bureau Score(1)                      Initial Assets     Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------
Not Available (2)                                354           $ 11,186,520.20                    6.57%
341 to 500                                       142              5,720,919.43                    3.36
501 to 510                                        46              1,837,139.32                    1.08
511 to 520                                        57              2,263,356.15                    1.33
521 to 530                                        47              1,945,633.97                    1.14
531 to 540                                        49              2,021,160.17                    1.19
541 to 550                                        79              3,001,978.77                    1.76
551 to 560                                        50              1,950,190.95                    1.15
561 to 570                                        89              4,074,693.61                    2.39
571 to 580                                        99              4,507,566.43                    2.65
581 to 590                                       109              5,875,208.77                    3.45
591 to 600                                        94              4,555,073.51                    2.67
601 to 610                                        98              5,230,959.73                    3.07
611 to 620                                       116              6,106,225.58                    3.59
621 to 630                                       121              7,515,561.22                    4.41
631 to 640                                       162              9,693,334.53                    5.69
641 to 650                                       118              6,982,476.91                    4.10
651 to 660                                       132              7,955,871.24                    4.67
661 to 719                                       684             48,419,164.89                   28.43
720 or Greater                                   446             29,473,050.82                   17.30
                                               -----           ---------------                 -------
Total:                                         3,092           $170,316,086.20                 100.00%
                                               =====           ===============                 =======

(1) The weighted average credit bureau score (excluding the Initial Assets for which no score was available from the credit bureau and any score below 341) was approximately 652, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

(2) Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.

(3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.










The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                          A: Initial Assets--Unit Type

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Unit Type                                     Assets          Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------

Multi-section home                             1,825            $128,147,931.32               75.24%
Single-section home                            1,267              42,168,154.88               24.76
                                               -----            ---------------              ------
    Total:                                     3,092            $170,316,086.20              100.00%
                                               =====            ===============              ======



                        A: Initial Assets--Property Type


                                                                                          Percentage of
                                                                                        Initial Assets by
                                         Number of Initial    Aggregate Scheduled      Aggregate Scheduled
Property Type                                 Assets           Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------------

Home-only contract                             2,324            $  8,803,387.33               58.01%
Land-home mortgage loan                          767              71,499,692.83               41.98
Land-in-lieu mortgage loan                         1                  13,006.04                0.01
                                               -----            ---------------              ------
    Total:                                     3,092            $170,316,086.20              100.00%
                                               =====            ===============              ======







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                A: Initial Assets--Geographical Distribution (1)

                                                                                         Percentage of
                                                                                       Initial Assets by
                                       Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Geographic Location                          Assets          Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------

Alabama                                          87           $  3,465,725.66                2.03%
Arizona                                         128             11,088,770.64                6.51
Arkansas                                         45              1,903,636.14                1.12
California                                      107              8,991,220.89                5.28
Colorado                                         63              4,061,185.35                2.38
Connecticut                                       1                 42,956.48                0.03
Delaware                                         29              2,073,475.87                1.22
Florida                                         111              5,559,752.23                3.26
Georgia                                         130              6,106,339.10                3.59
Idaho                                            33              2,559,562.75                1.50
Illinois                                          1                 21,380.67                0.01
Indiana                                           2                109,463.02                0.06
Iowa                                              8                475,467.10                0.28
Kansas                                           70              3,294,469.33                1.93
Kentucky                                         54              2,482,188.02                1.46
Louisiana                                        99              4,072,179.28                2.39
Maine                                             1                 60,241.10                0.04
Maryland                                          2                 37,007.91                0.02
Michigan                                        116              6,159,817.80                3.62
Minnesota                                         6                242,869.41                0.14
Mississippi                                      49              1,756,801.24                1.03
Missouri                                         43              2,138,564.52                1.26
Montana                                           3                172,872.49                0.10
Nebraska                                          2                 86,436.63                0.05
Nevada                                           32              2,703,948.68                1.59
New Jersey                                        1                 67,392.00                0.04
New Mexico                                       55              3,104,823.40                1.82
New York                                          1                 58,424.77                0.03
North Carolina                                  511             26,040,402.31               15.29
North Dakota                                      3                150,736.88                0.09
Ohio                                             80              4,095,470.19                2.40
Oklahoma                                         71              3,969,636.39                2.33
Oregon                                           61              6,002,827.63                3.52
Pennsylvania                                      7                380,533.63                0.22
South Carolina                                  205              8,348,139.99                4.90
South Dakota                                      4                206,711.02                0.12
Tennessee                                       112              5,197,197.11                3.05
Texas                                           409             20,181,742.85               11.85
Utah                                             18              1,305,705.42                0.77
Virginia                                        197             12,101,759.04                7.11
Washington                                       44              4,924,576.06                2.89
Washington DC                                     1                102,775.76                0.06
West Virginia                                    81              3,810,661.61                2.24
Wyoming                                           9                600,237.83                0.35
                                              -----           ---------------              ------
    Total:                                    3,092           $170,316,086.20              100.00%
                                              =====           ===============              ======



     (1) Based on the mailing address of the obligor on the related Initial Asset as of the Cut-off Date.












The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                     A: Initial Assets--Year of Origination

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Year of Origination                           Assets          Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------

1988                                               1           $     35,440.26                  0.02%
1989                                               1                  4,888.09                    *
1991                                               6                 50,715.11                  0.03
1992                                               4                 43,853.84                  0.03
1993                                              19               245,717.31                   0.14
1994                                               1                  3,578.44                    *
1996                                               2                 75,157.49                  0.04
1999                                               1                 39,868.38                  0.02
2000                                               4                164,794.31                  0.10
2001                                              11                700,300.50                  0.41
2002                                           3,042            168,951,772.47                 99.20
                                               -----           ---------------                ------
    Total:                                     3,092           $170,316,086.20                100.00%
                                               =====           ===============                ======

--------------

  * Greater than 0.001% but less than 0.005%.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

          A: Initial Assets--Distribution of Remaining Loan Balance (1)

                                                                                          Percentage of
                                                                                        Initial Assets by
                                          Number of Initial   Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance                         Assets          Principal Balance        Principal Balance
-----------------------------------------------------------------------------------------------------------

$0.01 - $4,999.99                                    7         $     26,761.92                 0.02%
$5,000.00 - $9,999.99                               27              224,892.53                 0.13
$10,000.00 - $14,999.99                             55              706,924.72                 0.42
$15,000.00 - $19,999.99                             93            1,655,210.50                 0.97
$20,000.00 - $24,999.99                            156            3,557,576.31                 2.09
$25,000.00 - $29,999.99                            284            7,839,378.00                 4.60
$30,000.00 - $34,999.99                            343           11,057,917.48                 6.49
$35,000.00 - $39,999.99                            264            9,868,198.41                 5.79
$40,000.00 - $44,999.99                            222            9,433,735.64                 5.54
$45,000.00 - $49,999.99                            205            9,752,099.03                 5.73
$50,000.00 - $54,999.99                            190            9,989,038.02                 5.86
$55,000.00 - $59,999.99                            185           10,616,861.05                 6.23
$60,000.00 - $64,999.99                            147            9,178,364.34                 5.39
$65,000.00 - $69,999.99                            130            8,738,694.67                 5.13
$70,000.00 - $74,999.99                            116            8,396,087.13                 4.93
$75,000.00 - $79,999.99                             96            7,410,040.46                 4.35
$80,000.00 - $84,999.99                             75            6,169,953.66                 3.62
$85,000.00 - $89,999.99                             71            6,198,448.04                 3.64
$90,000.00 - $94,999.99                             56            5,180,068.39                 3.04
$95,000.00 - $99,999.99                             58            5,663,075.52                 3.33
$100,000.00 or more                                312           38,652,760.38                22.69
                                                 -----         ---------------               ------
    Total:                                       3,092         $170,316,086.20               100.00%
                                                 =====         ===============               ======

----------------

     (1) The highest remaining asset amount was $214,663.55 which represents approximately 0.13% of the aggregate remaining principal balance of the Initial Assets as of the Cut-Off Date. The average remaining principal amount of the Initial Assets as of the Cut-Off Date is approximately $55,082.82.






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


          A: Initial Assets--Distribution of Original Loan Balance (1)


                                                                                         Percentage of
                                       Number of Initial    Aggregate Scheduled   Initial Assets by Aggregate
Original Loan Balance                        Assets          Principal Balance    Scheduled Principal Balance
--------------------------------------------------------------------------------------------------------------

$0.01 - $4,999.99                                4          $     15,103.64                  0.01%
$5,000.00 - $9,999.99                           18               145,851.74                  0.09
$10,000.00 - $14,999.99                         41               523,589.10                  0.31
$15,000.00 - $19,999.99                        103             1,705,426.87                  1.00
$20,000.00 - $24,999.99                        164             3,637,055.31                  2.14
$25,000.00 - $29,999.99                        289             7,903,318.82                  4.64
$30,000.00 - $34,999.99                        345            11,104,993.59                  6.52
$35,000.00 - $39,999.99                        262             9,787,147.42                  5.75
$40,000.00 - $44,999.99                        218             9,246,238.99                  5.43
$45,000.00 - $49,999.99                        212            10,053,969.06                  5.90
$50,000.00 - $54,999.99                        186             9,769,131.91                  5.74
$55,000.00 - $59,999.99                        187            10,717,082.55                  6.29
$60,000.00 - $64,999.99                        149             9,298,048.95                  5.46
$65,000.00 - $69,999.99                        129             8,668,740.26                  5.09
$70,000.00 - $74,999.99                        116             8,392,274.31                  4.93
$75,000.00 - $79,999.99                         97             7,483,807.69                  4.39
$80,000.00 - $84,999.99                         75             6,169,953.66                  3.62
$85,000.00 - $89,999.99                         71             6,198,448.04                  3.64
$90,000.00 - $94,999.99                         56             5,180,068.39                  3.04
$95,000.00 - $99,999.99                         56             5,463,120.31                  3.21
$100,000.00 or more                            314            38,852,715.59                 22.81
                                             -----          ---------------                ------
    Total:                                   3,092          $170,316,086.20                100.00%
                                             =====          ===============                =======

-------------

       (1) The highest original asset amount was $215,000.00 which represents approximately 0.13% of the aggregate principal balance of the Initial Assets at origination. The average original principal amount of the Initial Assets was approximately $55,230.75 as of the Cut-off Date.





The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                   A: Initial Assets--Current Asset Rates (1)

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Current Asset Rate                           Assets           Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------

(less than)= 5.999%                                1          $     64,546.41                0.04%
6.000% - 6.999%                                    3               156,355.41                0.09
7.000% - 7.999%                                  417            38,398,762.36               22.55
8.000% - 8.999%                                  269            20,474,249.47               12.02
9.000% - 9.999%                                  293            21,235,064.79               12.47
10.000% - 10.999%                                330            20,591,065.67               12.09
11.000% - 11.999%                                300            16,226,112.88                9.53
12.000% - 12.999%                                402            15,539,188.83                9.12
13.000% - 13.999%                                179             7,694,131.08                4.52
14.000% - 14.999%                                427            16,144,657.79                9.48
15.000% - 15.999%                                203             6,444,825.35                3.78
16.000% or more                                  268             7,347,126.16                4.31
                                               -----          ---------------              ------
    Total:                                     3,092          $170,316,086.20              100.00%
                                               =====          ===============              =======

-------------

    (1) The weighted average current asset rate was approximately 10.69% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.

         A: Initial Assets--Remaining Terms to Maturity (In Months) (1)

                                                                                          Percentage of
                                                                                        Initial Assets by
                                       Number of Initial     Aggregate Scheduled       Aggregate Scheduled
Remaining Term to Maturity                   Assets           Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------

1-60                                              25          $    205,018.46                0.12%
61 - 96                                           43               551,152.11                0.32
97 - 120                                          48             1,019,875.09                0.60
121 - 156                                        114             2,409,401.00                1.41
157 - 180                                        186             5,392,920.43                3.17
181 - 216                                          2                67,020.44                0.04
217 - 240                                        701            23,241,939.44               13.65
241 - 300                                        559            25,388,769.34               14.91
301 - 360                                      1,414           112,039,989.89               65.78
                                               -----          ---------------              ------
    Total:                                     3,092          $170,316,086.20              100.00%
                                               =====          ===============              ======

-------------

    (1) The weighted average remaining term to maturity of the Initial Assets was approximately 322 months as of the Cut-off Date.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

          A: Initial Assets--Original Terms to Maturity (In Months) (1)

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity                     Assets          Principal Balance         Principal Balance
-----------------------------------------------------------------------------------------------------------

1-60                                              17          $    146,223.51                0.09%
61 - 96                                           20               261,194.27                0.15
97 - 120                                          49             1,023,066.84                0.60
121 - 156                                        113             2,373,960.74                1.39
157 - 180                                        216             5,738,481.47                3.37
217 - 240                                        701            23,233,802.39               13.64
241 - 300                                        562            25,499,367.09               14.97
301 - 360                                      1,414           112,039,989.89               65.78
                                               -----          ---------------              ------
Total:                                         3,092          $170,316,086.20              100.00%
                                               =====          ===============              =======

-------------

     (1) The weighted average original term to maturity of the Initial Assets was approximately 323 months as of the Cut-off Date.


       A: Initial Assets--Distribution of Original Loan-to-Value Ratios(1)

                                                                                          Percentage of
                                                                                        Initial Assets by
                                        Number of Initial    Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio(1)                        Assets          Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------------------

50% or less                                       41          $  1,228,921.88                0.72%
51% - 55%                                         18               949,859.57                0.56
56% - 60%                                         25             1,380,049.79                0.81
61% - 65%                                         39             2,482,278.77                1.46
66% - 70%                                        119             6,098,761.20                3.58
71% - 75%                                         88             5,343,653.49                3.14
76% - 80%                                        151             8,620,727.63                5.06
81% - 85%                                        156             9,599,813.16                5.64
86% - 90%                                        563            30,950,202.79               18.17
91% - 95%                                      1,258            65,625,821.62               38.53
96% - 100%                                       634            38,035,996.30               22.33
                                               -----          ---------------             -------
    Total:                                     3,092          $170,316,086.20             100.00%
                                               =====          ===============             =======

-------------

     (1) The weighted average original Loan-to-Value Ratio of the Initial Assets was approximately 89.77% as of the Cut-off Date.






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                                   SECTION B:

                       COLLATERAL STRATIFICATIONS FOR THE
                               REPOSSESSED ASSETS






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------



                               Repossessed Assets

                 B: Repossessed Assets--Credit Bureau Score (1)

                                                               Aggregate           Percentage of
                                         Number of             Scheduled        the Repossessed Assets
                                        Repossessed            Principal       by Aggregate Scheduled
Credit Bureau Score                        Assets               Balance          Principal Balance
------------------------------------------------------------------------------------------------------
Not Available (2)                           195              $6,275,030.90             21.68%
341 to 500                                   95               3,685,574.68             12.73
501 to 510                                   32               1,217,837.29              4.21
511 to 520                                   39               1,340,146.29              4.63
521 to 530                                   34               1,296,684.47              4.48
531 to 540                                   30               1,217,234.30              4.21
541 to 550                                   56               2,008,887.10              6.94
551 to 560                                   42               1,607,984.55              5.56
561 to 570                                   48               1,791,699.38              6.19
571 to 580                                   44               1,508,375.69              5.21
581 to 590                                   32               1,140,093.19              3.94
591 to 600                                   23                 745,675.30              2.58
601 to 610                                   16                 694,152.62              2.40
611 to 620                                   20                 695,298.86              2.40
621 to 630                                   10                 343,733.12              1.19
631 to 640                                   10                 305,165.46              1.05
641 to 650                                   11                 389,298.08              1.35
651 to 660                                   14                 587,495.97              2.03
661 to 719                                   34               1,564,103.89              5.40
720 or Greater                               10                 528,830.46              1.83
                                            ---             --------------            ------
    Total:                                  795             $28,943,301.60            100.00%
                                            ===             ==============            ======

-----------------

     (1) The weighted average credit bureau score (excluding the Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 561, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.
     (2) Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.
     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                        B: Repossessed Assets--Unit Type

                                                                                           Percentage of
                                   Number of                     Aggregate            the Repossessed Assets
                                  Repossessed                    Scheduled             by Aggregate Scheduled
Unit Type                           Assets                    Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Multi-section home                      282                     $14,405,609.77                49.77%
Single-section home                     513                      14,537,691.83                50.23
                                        ---                     --------------               ------
    Total:                              795                     $28,943,301.60               100.00%
                                        ===                     ==============               ======



                      B: Repossessed Assets--Property Type

                                                                                          Percentage of
                                    Number of                    Aggregate          the Repossessed Assets by
                                   Repossessed                   Scheduled             Aggregate Scheduled
Property Type                        Assets                   Principal Balance         Principal Balance
---------------------------------------------------------------------------------------------------------------
Home-only contract                      753                   $25,892,860.80                  89.46%
Land-home mortgage loan                  42                     3,050,440.80                  10.54
                                        ---                   --------------                 ------
     Total:                             795                   $28,943,301.60                 100.00%
                                        ===                   ==============                 ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

              B: Repossessed Assets--Geographical Distribution (1)

                                                                        Percentage of
                                                  Aggregate       the Repossessed Assets by
                             Number of            Scheduled          Aggregate Scheduled
Geographic Location     Repossessed Assets    Principal Balance       Principal Balance
---------------------------------------------------------------------------------------------
Alabama                              38         $1,238,266.01              4.28%
Arizona                              10            570,245.71              1.97
Arkansas                             12            412,713.97              1.43
California                            1             64,557.00              0.22
Colorado                              8            422,705.90              1.46
Delaware                              1             26,218.00              0.09
Florida                              28          1,077,441.92              3.72
Georgia                              56          2,210,953.03              7.64
Idaho                                11            452,929.56              1.56
Kansas                               10            334,367.07              1.16
Kentucky                             16            619,646.70              2.14
Louisiana                            39          1,409,093.32              4.87
Maryland                              1             30,442.98              0.11
Michigan                              1             60,829.18              0.21
Mississippi                          32          1,080,758.30              3.73
Missouri                              9            297,474.24              1.03
Nevada                                3            189,972.59              0.66
New Mexico                           10            458,711.16              1.58
North Carolina                      130          4,284,926.75             14.80
Ohio                                  7            235,993.74              0.82
Oklahoma                             21            844,084.12              2.92
Oregon                                4            288,362.88              1.00
South Carolina                       93          3,224,353.25             11.14
Tennessee                            43          1,434,839.35              4.96
Texas                               170          6,331,658.58             21.88
Utah                                  1             32,163.47              0.11
Virginia                             25            704,005.06              2.43
Washington                            3            312,928.41              1.08
West Virginia                        12            292,659.35              1.01
                                    ---        --------------            ------
    Total:                          795        $28,943,301.60            100.00%
                                    ===        ==============            ======

--------------
     (1) Based on the mailing address of the obligor on the related Repossessed Asset as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                   B: Repossessed Assets--Year of Origination

                                                                          Percentage of
                                                                    the Repossessed Assets by
                            Number of        Aggregate Scheduled       Aggregate Scheduled
Year of Origination     Repossessed Assets    Principal Balance         Principal Balance
----------------------------------------------------------------------------------------------
2000                             1                 $51,911.42                  0.18%
2002                           794              28,891,390.18                 99.82
                               ---             --------------                ------
    Total:                     795             $28,943,301.60                100.00%
                               ===             ==============                ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

        B: Repossessed Assets--Distribution of Remaining Loan Balance (1)

                                                                                          Percentage of
                                                                                    the Repossessed Assets by
                                             Number of        Aggregate Scheduled      Aggregate Scheduled
Remaining Loan Balance                  Repossessed Assets     Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                           9             $117,262.77                    0.41%
$15,000.00 - $19,999.99                          54              963,376.40                    3.33
$20,000.00 - $24,999.99                          96            2,195,238.59                    7.58
$25,000.00 - $29,999.99                         162            4,437,993.86                   15.33
$30,000.00 - $34,999.99                         143            4,608,913.40                   15.92
$35,000.00 - $39,999.99                          84            3,112,227.00                   10.75
$40,000.00 - $44,999.99                          61            2,608,095.52                    9.01
$45,000.00 - $49,999.99                          54            2,576,395.89                    8.90
$50,000.00 - $54,999.99                          46            2,414,495.79                    8.34
$55,000.00 - $59,999.99                          31            1,779,540.23                    6.15
$60,000.00 - $64,999.99                          22            1,373,003.12                    4.74
$65,000.00 - $69,999.99                          10              679,428.93                    2.35
$70,000.00 - $74,999.99                           3              216,692.82                    0.75
$75,000.00 - $79,999.99                           4              309,626.03                    1.07
$80,000.00 - $84,999.99                           6              492,850.28                    1.70
$90,000.00 - $94,999.99                           3              275,263.81                    0.95
$95,000.00 - $99,999.99                           2              194,939.05                    0.67
$100,000.00 or more                               5              587,958.11                    2.03
                                                ---          --------------                  ------
    Total:                                      795          $28,943,301.60                  100.00%
                                                ===          ==============                  ======

-----------------
     (1) The highest remaining asset amount was $135,551.73 which represents approximately 0.47% of the aggregate remaining principal balance of the Repossessed Assets as of the Cut-Off Date. The average remaining principal amount of the Repossessed Assets as of the Cut-Off Date is approximately $36,406.67.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

        B: Repossessed Assets--Distribution of Original Loan Balance (1)

                                                                                          Percentage of
                                                                   Aggregate        the Repossessed Assets by
                                              Number of            Scheduled           Aggregate Scheduled
Original Loan Balance                    Repossessed Assets    Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
$10,000.00 - $14,999.99                            9               $117,262.77              0.41%
$15,000.00 - $19,999.99                           53                943,427.97              3.26
$20,000.00 - $24,999.99                           97              2,215,187.02              7.65
$25,000.00 - $29,999.99                          162              4,437,993.86             15.33
$30,000.00 - $34,999.99                          143              4,608,913.40             15.92
$35,000.00 - $39,999.99                           84              3,112,227.00             10.75
$40,000.00 - $44,999.99                           60              2,563,106.53              8.86
$45,000.00 - $49,999.99                           55              2,621,384.88              9.06
$50,000.00 - $54,999.99                           46              2,414,495.79              8.34
$55,000.00 - $59,999.99                           31              1,779,540.23              6.15
$60,000.00 - $64,999.99                           22              1,373,003.12              4.74
$65,000.00 - $69,999.99                           10                679,428.93              2.35
$70,000.00 - $74,999.99                            3                216,692.82              0.75
$75,000.00 - $79,999.99                            4                309,626.03              1.07
$80,000.00 - $84,999.99                            6                492,850.28              1.70
$90,000.00 - $94,999.99                            3                275,263.81              0.95
$95,000.00 - $99,999.99                            2                194,939.05              0.67
$100,000.00 or more                                5                587,958.11              2.03
                                                 ---            --------------           -------
    Total:                                       795            $28,943,301.60            100.00%
                                                 ===            ==============           =======

-----------------
     (1) The highest original asset amount was $135,621.00 which represents approximately 0.47% of the aggregate principal balance of the Repossessed Assets at origination. The average original principal amount of the Repossessed Assets was approximately $36,431.68 as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                 B: Repossessed Assets--Current Asset Rates (1)

                                                                                          Percentage of
                                      Number of                Aggregate              the Repossessed Assets
                                     Repossessed               Scheduled              by Aggregate Scheduled
Current Asset Rate                      Assets             Principal Balance            Principal Balance
--------------------------------------------------------------------------------------------------------------
7.000% - 7.999%                           2                    $118,524.99                      0.41%
8.000% - 8.999%                           1                      29,194.61                      0.10
9.000% - 9.999%                          10                     765,190.91                      2.64
10.000% - 10.999%                        11                     749,403.73                      2.59
11.000% - 11.999%                        91                   4,638,175.00                      6.03
12.000% - 12.999%                       188                   6,068,322.94                     20.97
13.000% - 13.999%                        40                   1,595,712.50                      5.51
14.000% - 14.999%                       115                   4,896,296.53                     16.92
15.000% - 15.999%                       126                   4,010,170.56                     13.86
16.000% or more                         211                   6,072,309.83                     20.98
                                        ---                 --------------                    ------
     Total:                             795                 $28,943,301.60                    100.00%
                                        ===                 ==============                    ======
--------------

     (1) The weighted average current asset rate was approximately 13.95% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


       B: Repossessed Assets--Remaining Terms to Maturity (In Months) (1)

                                                                                         Percentage of
                                         Number of               Aggregate           the Repossessed Assets
                                        Repossessed              Scheduled         by Aggregate Scheduled
Remaining Term to Maturity                 Assets             Principal Balance        Principal Balance
---------------------------------------------------------------------------------------------------------------
1-60                                         1                     $10,567.00                   0.04%
61 - 96                                      1                      16,414.58                   0.06
97 - 120                                    12                     248,969.94                   0.86
121 - 156                                  109                   2,302,661.78                   7.96
157 - 180                                  128                   3,406,092.10                  11.77
217 - 240                                  288                   9,522,719.02                  32.90
241 - 300                                  178                   8,483,410.25                  29.31
301 - 360                                   78                   4,952,466.93                  17.11
                                           ---                 --------------                 ------
    Total:                                 795                 $28,943,301.60                 100.00%
                                           ===                 ==============                 ======
-------------

     (1) The weighted average remaining term to maturity of the Repossessed Assets was approximately 262 months as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.
                                       25

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

        B: Repossessed Assets--Original Terms to Maturity (In Months) (1)

                                                                                         Percentage of
                                                                                   the Repossessed Assets by
                                            Number of       Aggregate Scheduled       Aggregate Scheduled
Original Term to Maturity              Repossessed Assets     Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
1-60                                            1                   $10,567.00                0.04%
61 - 96                                         1                    16,414.58                0.06
97 - 120                                       12                   248,969.94                0.86
121 - 156                                     109                 2,302,661.78                7.96
157 - 180                                     128                 3,406,092.10               11.77
217 - 240                                     288                 9,522,719.02               32.90
241 - 300                                     178                 8,483,410.25               29.31
301 - 360                                      78                 4,952,466.93               17.11
                                              ---               --------------              ------
     Total:                                   795               $28,943,301.60              100.00%
                                              ===               ==============              ======

      (1) The weighted average original term to maturity of the Repossessed Assets was approximately 263 months as of the Cut-off Date.

    B: Repossessed Assets--Distribution of Original Loan-to-Value Ratios (1)

                                                                                          Percentage of
                                                                                    the Repossessed Assets by
                                            Number of        Aggregate Scheduled       Aggregate Scheduled
Loan-to-Value Ratio(1)                 Repossessed Assets     Principal Balance        Principal Balance
--------------------------------------------------------------------------------------------------------------
51% - 55%                                       1                   $27,513.36                0.10%
66% - 70%                                       1                    10,417.35                0.04
71% - 75%                                       2                    66,459.04                0.23
76% - 80%                                       9                   297,302.82                1.03
81% - 85%                                      20                   851,370.29                2.94
86% - 90%                                      64                 2,205,216.07                7.62
91% - 95%                                     325                11,403,655.84               39.40
96% - 100%                                    373                14,081,366.83               48.65
                                              ---               --------------              ------
     Total:                                   795               $28,943,301.60              100.00%
                                              ===               ==============              ======

     (1) The weighted average original Loan-to-Value Ratio of the Repossessed Assets was approximately 94.93% as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                                   SECTION C:

                       COLLATERAL STRATIFICATIONS FOR THE

                             NON-REPOSSESSED ASSETS
















The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                             Non Repossessed Assets

               C: Non Repossessed Assets--Credit Bureau Score (1)


                                                                                         Percentage of
                                            Number of Non                          the Non Repossessed Assets
                                             Repossessed     Aggregate Scheduled     by Aggregate Scheduled
Credit Bureau Score                             Assets        Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------
Not Available (2)                                159       $     4,911,489.30                 3.47%
341 to 500                                        47             2,035,344.75                 1.44
501 to 510                                        14               619,302.03                 0.44
511 to 520                                        18               923,209.86                 0.65
521 to 530                                        13               648,949.50                 0.46
531 to 540                                        19               803,925.87                 0.57
541 to 550                                        23               993,091.67                 0.70
551 to 560                                         8               342,206.40                 0.24
561 to 570                                        41             2,282,994.23                 1.61
571 to 580                                        55             2,999,190.74                 2.12
581 to 590                                        77             4,735,115.58                 3.35
591 to 600                                        71             3,809,398.21                 2.69
601 to 610                                        82             4,536,807.11                 3.21
611 to 620                                        96             5,410,926.72                 3.83
621 to 630                                       111             7,171,828.10                 5.07
631 to 640                                       152             9,388,169.07                 6.64
641 to 650                                       107             6,593,178.83                 4.66
651 to 660                                       118             7,368,375.27                 5.21
661 to 719                                       650            46,855,061.00                33.14
720 or Greater                                   436            28,944,220.36                20.47
                                               -----       ------------------               ------
    Total:                                     2,297       $   141,372,784.60               100.00%
                                               =====       ==================               ======


-------------

     (1) The weighted average credit bureau score (excluding the Non-Repossessed Assets for which no score was available from the credit bureau and any score below 341) was approximately 668, based on the Aggregate Scheduled Principal Balance as of the Cut-off Date.

     (2) Oakwood Acceptance Corporation did not report credit bureau scores with respect to the assets in this stratification.

     (3) Items coded as 3 or 30 indicate that an attempt to obtain a credit bureau score was made, however no score could be generated because of insufficient credit history for the applicant.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

                      C: Non Repossessed Assets--Unit Type


                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Unit Type                               Repossessed Assets    Principal Balance         Principal Balance
-------------------------------------------------------------------------------------------------------------

Multi-section home                            1,543            $113,742,321.55                80.46%
Single-section home                             754              27,630,463.05                19.54
                                              -----            ---------------               ------
    Total:                                    2,297            $141,372,784.60               100.00%
                                              =====            ===============               ======



                    C: Non Repossessed Assets--Property Type


                                                                                          Percentage of
                                                                                   the Non Repossessed Assets
                                          Number of Non      Aggregate Scheduled     by Aggregate Scheduled
Property Type                           Repossessed Assets    Principal Balance         Principal Balance
--------------------------------------------------------------------------------------------------------------

Home-only contract                            1,571            $ 72,910,526.53                51.57%
Land-home mortgage loan                         725              68,449,252.03                48.42
Land-in-lieu mortgage loan                        1                  13,006.04                 0.01
                                              -----            ---------------               -------
    Total:                                    2,297            $141,372,784.60               100.00%
                                              =====            ===============               =======








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

            C: Non Repossessed Assets--Geographical Distribution (1)

                                                                           Percentage of
                                                                        the Non Repossessed
                                                                        Assets by Aggregate
                             Number of Non     Aggregate Scheduled      Scheduled Principal
Geographic Location       Repossessed Assets    Principal Balance             Balance
---------------------------------------------------------------------------------------------

Alabama                          49          $     2,227,459.65                1.58%
Arizona                         118               10,518,524.93                7.44
Arkansas                         33                1,490,922.17                1.05
California                      106                8,926,663.89                6.31
Colorado                         55                3,638,479.45                2.57
Connecticut                       1                   42,956.48                0.03
Delaware                         28                2,047,257.87                1.45
Florida                          83                4,482,310.31                3.17
Georgia                          74                3,895,386.07                2.76
Idaho                            22                2,106,633.19                1.49
Illinois                          1                   21,380.67                0.02
Indiana                           2                  109,463.02                0.08
Iowa                              8                  475,467.10                0.34
Kansas                           60                2,960,102.26                2.09
Kentucky                         38                1,862,541.32                1.32
Louisiana                        60                2,663,085.96                1.88
Maine                             1                   60,241.10                0.04
Maryland                          1                    6,564.93                   *
Michigan                        115                6,098,988.62                4.31
Minnesota                         6                  242,869.41                0.17
Mississippi                      17                  676,042.94                0.48
Missouri                         34                1,841,090.28                1.30
Montana                           3                  172,872.49                0.12
Nebraska                          2                   86,436.63                0.06
Nevada                           29                2,513,976.09                1.78
New Jersey                        1                   67,392.00                0.05
New Mexico                       45                2,646,112.24                1.87
New York                          1                   58,424.77                0.04
North Carolina                  381               21,755,475.56               15.39
North Dakota                      3                  150,736.88                0.11
Ohio                             73                3,859,476.45                2.73
Oklahoma                         50                3,125,552.27                2.21
Oregon                           57                5,714,464.75                4.04
Pennsylvania                      7                  380,533.63                0.27
South Carolina                  112                5,123,786.74                3.62
South Dakota                      4                  206,711.02                0.15
Tennessee                        69                3,762,357.76                2.66
Texas                           239               13,850,084.27                9.80
Utah                             17                1,273,541.95                0.90
Virginia                        172               11,397,753.98                8.06
Washington                       41                4,611,647.65                3.26
Washington DC                     1                  102,775.76                0.07
West Virginia                    69                3,518,002.26                2.49
Wyoming                           9                  600,237.83                0.42
                              -----          ------------------              ------
    Total:                    2,297          $   141,372,784.60              100.00%
                              =====          ==================              ======

(1) Based on the mailing address of the obligor on the related Non-Repossessed Asset as of the Cut-off Date. * Greater than 0.001% but less than 0.005%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                 C: Non Repossessed Assets--Year of Origination

                                                                                   Percentage of
                                                                             the Non Repossessed Assets
                                     Number of Non     Aggregate Scheduled     by Aggregate Scheduled
Year of Origination                Repossessed Assets   Principal Balance        Principal Balance
---------------------------------- ------------------- -------------------- -----------------------------

 1988                                      1           $        35,440.26               0.03%
 1989                                      1                     4,888.09                  *
 1991                                      6                    50,715.11               0.04
 1992                                      4                    43,853.84               0.03
 1993                                     19                   245,717.31               0.17
 1994                                      1                     3,578.44                  *
 1996                                      2                    75,157.49               0.05
 1999                                      1                    39,868.38               0.03
 2000                                      3                   112,882.89               0.08
 2001                                     11                   700,300.50               0.50
 2002                                  2,248               140,060,382.29              99.07
                                       -----           ------------------             ------
Total:                                 2,297           $   141,372,784.60             100.00%
                                       =====           ==================             ======

  * Greater than 0.001% but less than 0.005%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


      C: Non Repossessed Assets--Distribution of Remaining Loan Balance (1)

                                                                                          Percentage of
                                                                   Aggregate       the Non Repossessed Assets
                                            Number of Non          Scheduled         by Aggregate Scheduled
Remaining Loan Balance                   Repossessed Assets    Principal Balance        Principal Balance
---------------------------------------- -------------------- -------------------- ----------------------------
$0.01 - $4,999.99                                    7         $     26,761.92                 0.02%
$5,000.00 - $9,999.99                               27              224,892.53                 0.16
$10,000.00 - $14,999.99                             46              589,661.95                 0.42
$15,000.00 - $19,999.99                             39              691,834.10                 0.49
$20,000.00 - $24,999.99                             60            1,362,337.72                 0.96
$25,000.00 - $29,999.99                            122            3,401,384.14                 2.41
$30,000.00 - $34,999.99                            200            6,449,004.08                 4.56
$35,000.00 - $39,999.99                            180            6,755,971.41                 4.78
$40,000.00 - $44,999.99                            161            6,825,640.12                 4.83
$45,000.00 - $49,999.99                            151            7,175,703.14                 5.08
$50,000.00 - $54,999.99                            144            7,574,542.23                 5.36
$55,000.00 - $59,999.99                            154            8,837,320.82                 6.25
$60,000.00 - $64,999.99                            125            7,805,361.22                 5.52
$65,000.00 - $69,999.99                            120            8,059,265.74                 5.70
$70,000.00 - $74,999.99                            113            8,179,394.31                 5.79
$75,000.00 - $79,999.99                             92            7,100,414.43                 5.02
$80,000.00 - $84,999.99                             69            5,677,103.38                 4.02
$85,000.00 - $89,999.99                             71            6,198,448.04                 4.38
$90,000.00 - $94,999.99                             53            4,904,804.58                 3.47
$95,000.00 - $99,999.99                             56            5,468,136.47                 3.87
$100,000.00 or more                                307           38,064,802.27                26.93
                                                 -----         ---------------               ------
    Total:                                       2,297         $141,372,784.60               100.00%
                                                 =====         ===============               =======

(1) The highest remaining asset amount was $214,663.55 which represents approximately 0.15% of the aggregate remaining principal balance of the Non-Repossessed Assets as of the Cut-Off Date. The average remaining principal amount of the Non-Repossessed Assets as of the Cut-Off Date is approximately $61,546.71.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


      C: Non Repossessed Assets--Distribution of Original Loan Balance (1)


                                                                             Percentage of
                                                                           the Non Repossessed
                                   Number of Non       Aggregate           Assets by Aggregate
                                    Repossessed        Scheduled           Scheduled Principal
Original Loan Balance                 Assets        Principal Balance            Balance
-----------------------------------------------------------------------------------------------
$0.01 - $4,999.99                        4         $     15,103.64               0.01%
$5,000.00 - $9,999.99                   18              145,851.74               0.10
$10,000.00 - $14,999.99                 32              406,326.33               0.29
$15,000.00 - $19,999.99                 50              761,998.90               0.54
$20,000.00 - $24,999.99                 67            1,421,868.29               1.01
$25,000.00 - $29,999.99                127            3,465,324.96               2.45
$30,000.00 - $34,999.99                202            6,496,080.19               4.60
$35,000.00 - $39,999.99                178            6,674,920.42               4.72
$40,000.00 - $44,999.99                158            6,683,132.46               4.73
$45,000.00 - $49,999.99                157            7,432,584.18               5.26
$50,000.00 - $54,999.99                140            7,354,636.12               5.20
$55,000.00 - $59,999.99                156            8,937,542.32               6.32
$60,000.00 - $64,999.99                127            7,925,045.83               5.61
$65,000.00 - $69,999.99                119            7,989,311.33               5.65
$70,000.00 - $74,999.99                113            8,175,581.49               5.78
$75,000.00 - $79,999.99                 93            7,174,181.66               5.07
$80,000.00 - $84,999.99                 69            5,677,103.38               4.02
$85,000.00 - $89,999.99                 71            6,198,448.04               4.38
$90,000.00 - $94,999.99                 53            4,904,804.58               3.47
$95,000.00 - $99,999.99                 54            5,268,181.26               3.73
$100,000.00 or more                    309           38,264,757.48              27.07
                                     -----         ---------------             ------
    Total:                           2,297         $141,372,784.60             100.00%
                                     =====         ===============             =======

-----------------
     (1) The highest original asset amount was $215,000.00 which represents approximately 0.15% of the aggregate principal balance of the Non-Repossessed Assets at origination. The average original principal amount of the Non-Repossessed Assets was approximately $61,737.17 as of the Cut-off Date.








The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


               C: Non Repossessed Assets--Current Asset Rates (1)




                                                                              Percentage of
                                                                           the Non Repossessed
                                Number of Non          Aggregate           Assets by Aggregate
                                 Repossessed           Scheduled           Scheduled Principal
Current Asset Rate                 Assets           Principal Balance             Balance
-----------------------------------------------------------------------------------------------
(less than)= 5.999%                     1         $     64,546.41                  0.05%
6.000% - 6.999%                         3              156,355.41                  0.11
7.000% - 7.999%                       415           38,280,237.37                 27.08
8.000% - 8.999%                       268           20,445,054.86                 14.46
9.000% - 9.999%                       283           20,469,873.88                 14.48
10.000% - 10.999%                     319           19,841,661.94                 14.03
11.000% - 11.999%                     209           11,587,937.88                  8.20
12.000% - 12.999%                     214            9,470,865.89                  6.70
13.000% - 13.999%                     139            6,098,418.58                  4.31
14.000% - 14.999%                     312           11,248,361.26                  7.96
15.000% - 15.999%                      77            2,434,654.79                  1.72
16.000% or more                        57            1,274,816.33                  0.90
                                    -----         ---------------                ------
    Total:                          2,297         $141,372,784.60                100.00%
                                    =====         ===============                ======
---------------
    (1) The weighted average current asset rate was approximately 10.02% as of the Cut-off Date. This table reflects the asset rates of the Step-up Rate
    Loans as of the Cut-off Date and does not reflect any subsequent increases in the asset rates of the Step-up Rate Loans.


     C: Non Repossessed Assets--Remaining Terms to Maturity (In Months)/(1)/



                                                                                    Percentage of
                                                                                  the Non Repossessed
                                       Number of Non         Aggregate            Assets by Aggregate
                                       Repossessed           Scheduled            Scheduled Principal
Remaining Term to Maturity               Assets           Principal Balance             Balance
------------------------------------------------------------------------------------------------------
1-60                                         24         $    194,451.46                  0.14%
61 - 96                                      42              534,737.53                  0.38
97 - 120                                     36              770,905.15                  0.55
121 - 156                                     5              106,739.22                  0.08
157 - 180                                    58            1,986,828.33                  1.41
181 - 216                                     2               67,020.44                  0.05
217 - 240                                   413           13,719,220.42                  9.70
241 - 300                                   381           16,905,359.09                 11.96
301 - 360                                 1,336          107,087,522.96                 75.75
                                          -----         ---------------                ------
    Total:                                2,297         $141,372,784.60                100.00%
                                          =====         ===============                =======

----------------
     (1) The weighted average remaining term to maturity of the Non-Repossessed Assets was approximately 335 months as of the Cut-off Date.






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

      C: Non Repossessed Assets--Original Terms to Maturity (In Months) (1)


                                                                                      Percentage of
                                                                                   the Non Repossessed
                                          Number of Non        Aggregate           Assets by Aggregate
                                           Repossessed         Scheduled           Scheduled Principal
Original Term to Maturity                    Assets        Principal Balance           Balance
--------------------------------------------------------------------------------------------------------
1-60                                          16           $    135,656.51                  0.10%
61 - 96                                       19                244,779.69                  0.17
97 - 120                                      37                774,096.90                  0.55
121 - 156                                      4                 71,298.96                  0.05
157 - 180                                     88              2,332,389.37                  1.65
217 - 240                                    413             13,711,083.37                  9.70
241 - 300                                    384             17,015,956.84                 12.04
301 - 360                                  1,336            107,087,522.96                 75.75
                                           -----           ---------------                ------
    Total:                                 2,297           $141,372,784.60                100.00%
                                           =====           ===============                ======

----------------
     (1) The weighted average original term to maturity of the Non-Repossessed Assets was approximately 336 months as of the Cut-off Date.










The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------

   C: Non Repossessed Assets--Distribution of Original Loan-to-Value Ratios(1)


                                                                                      Percentage of
                                                                                    the Non Repossessed
                                          Number of Non            Aggregate        Assets by Aggregate
                                           Repossessed             Scheduled        Scheduled Principal
Loan-to-Value Ratio(1)                       Assets            Principal Balance         Balance
---------------------------------------------------------------------------------------------------------------
50% or less                                        41           $  1,228,921.88              0.87%
51% - 55%                                          17                922,346.21              0.65
56% - 60%                                          25              1,380,049.79              0.98
61% - 65%                                          39              2,482,278.77              1.76
66% - 70%                                         118              6,088,343.85              4.31
71% - 75%                                          86              5,277,194.45              3.73
76% - 80%                                         142              8,323,424.81              5.89
81% - 85%                                         136              8,748,442.87              6.19
86% - 90%                                         499             28,744,986.72             20.33
91% - 95%                                         933             54,222,165.78             38.35
96% - 100%                                        261             23,954,629.47             16.94
                                                -----           ---------------           -------
    Total:                                      2,297           $141,372,784.60            100.00%
                                                =====           ===============           =======

----------------
     (1) The weighted average original Loan-to-Value Ratio of the Non-Repossessed Assets was approximately 88.71% as of the Cut-off Date.












The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


                          MHP PREPAYMENT SENSITIVITIES


                                           0% MHP               100% MHP               150% MHP
                                           ------               --------               --------

                                       WAL     Maturity      WAL      Maturity      WAL      Maturity
   To Optional Termination
   Class A-1                          15.23       9/30       7.32      07/24        5.60      09/20
   Class A-IO                          5.09      08/10       5.09      08/10        5.09      08/10
   Class M-1                          24.28      09/30      15.39      07/24       12.11      09/20
   Class M-2                          24.28      09/30      15.39      07/24       12.11      09/20
   Class B-1                          20.60      06/25      10.00      02/15        7.40      01/12

   To Maturity

   Class A-1                          15.29      04/32       7.52      09/30        5.83      07/28
   Class A-IO                          5.09      08/10       5.09      08/10        5.09      08/10
   Class M-1                          24.46      02/32      15.98      01/30       12.82      05/27
   Class M-2                          24.44      12/31      15.90      02/29       12.72      03/26
   Class B-1                          20.60      06/25      10.00      02/15        7.40      01/12


                                          200% MHP              250% MHP               300% MHP
                                          --------              --------               --------

                                       WAL      Maturity     WAL      Maturity      WAL      Maturity
  To Optional Termination
  Class A-1                            4.46      07/17       3.39      02/15       2.61       03/13
  Class A-IO                           5.09      08/10       5.09      08/10       5.09       08/10
  Class M-1                            9.81      07/17       8.85      02/15       8.11       03/13
  Class M-2                            9.81      07/17       8.85      02/15       8.11       03/13
  Class B-1                            5.88      02/10       5.78      09/09       5.74       06/09

  To Maturity

  Class A-1                            4.69      09/25       3.55      10/22       2.70       04/20
  Class A-IO                           5.09      08/10       5.09      08/10       5.09       08/10
  Class M-1                           10.52      06/24       9.65      12/21       9.01       11/19
  Class M-2                           10.41      12/22       9.56      09/20       8.92       10/18
  Class B-1                            5.88      02/10       5.78      09/09       5.74       06/09







The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                Oakwood Mortgage Investors, Inc.
                    Senior/Subordinated Pass-Through Certificates, Series 2002-C
                                                    $[194,647,000] (Approximate)
--------------------------------------------------------------------------------


ADDITIONAL DISCLAIMER
---------------------

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.












The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.